Exhibit 10.19

GUARANTY

FOR VALUE RECEIVED, LM FUNDING, LLC, a Florida limited liability company whose address is 302 Knights Run Ave., Suite 1000, Tampa, FL 33602, CAROL LINN GOULD, an individual, whose address is 1109 S. Rome Avenue, Tampa, Florida 33606 and BRUCE M. RODGERS, an individual, whose address is 1109 S. Rome Avenue, Tampa, Florida 33606”). (each, “Guarantor” and collectively, “Guarantors”), hereby unconditionally jointly and severally guarantee the due and punctual payment of the $2,000,000.00 Promissory Note (as such amount may be increased thereunder), of which LMF October 2010 Fund, LLC, a Florida limited liability company, is the Maker and David A. Straz, Jr. Revocable Living Trust of 1986 is the Holder (the “Note”), and all extensions or renewals thereof and all sums payable under or by virtue thereof including, without limitation, all amounts of principal and interest and all expenses (including attorneys’ fees, whether incurred in trial or appellate proceedings) incurred in the collection thereof, the enforcement of rights thereunder or with respect to any security therefor and the enforcement hereof, and each Guarantor waives presentment, demand, notice of dishonor, protest, and notice of protest. Guarantors hereby acknowledge and agree that the consideration received by Guarantors is adequate and sufficient for the obligations of Guarantors hereunder, and that Guarantors are deriving a significant benefit from the loan evidenced by the Note.

Each of the undersigned hereby consents and agrees that each Guarantor is bound as Guarantor under the terms of, and is subject to all provisions set forth in the Note as fully as though Guarantor were a Maker thereof, and to the exercise by the Holder of each and every right therein set forth or permitted by law, all without notice to or consent of and without effecting the liability of the undersigned.

The obligations of each Guarantor hereunder shall be absolute and unconditional, shall not be subject to any counterclaim, set-off, deduction or defense, and shall remain in full force and effect without regard to, and the obligations of each Guarantor hereunder shall not be released, discharged or terminated or in any other way affected or impaired by, any circumstance or condition, whether or not such Guarantor shall have notice or knowledge thereof, including, without limitation, (a) any amendment or modification of or addition or supplement to the Note or the Security Agreement dated the date hereof (“Security Agreement”); (b) any compromise, release, consent, extension, indulgence or other action or inaction in respect of the Note or Security Agreement; (c) any default by Maker or Guarantors under, or any invalidity or unenforceability of, or any irregularity or any defect in the Note or the Security Agreement; (d) any exercise or nonexercise of any right, remedy, power or privilege under or in respect of this Guaranty, the Note or the Security Agreement (e) any assignment or transfer of the assets of the Guarantors to, or any consolidation or merger of the Guarantors with or into any other person or corporation; (f) any bankruptcy, insolvency, reorganization, arrangement, adjustment, composition, liquidation or similar proceeding involving or affecting Maker; (g) any assignment, sale, mortgage, sublease, surrender, forfeiture or other transfer in respect of any or all of the Collateral under the Security Agreement (as such term is particularly defined in the Security Agreement); (h) the release, regardless of consideration, of the whole or any part of the Collateral; (i) any partial prepayment, assignment or transfer of the Note; or (j) any limitation of Maker’s liability which may now or hereafter be imposed by any statute, regulation or rule of law, or any invalidity or unenforceability, in whole or in part, of any of the terms of the Note.

Each Guarantor unconditionally waives any right it may have to (a) all notices which may be required by statute, rule or law or otherwise to preserve intact any rights of any holder of the Note against Guarantor, including, without limitation, notice to Maker of default, presentment to and demand of payment from Maker and protest for nonpayment or dishonor, (b) require Holder to proceed against Maker or the Guarantors, (c) require Holder to proceed against the Collateral or other security granted by Maker or Guarantors, or (d) require Holder to pursue any other remedy within the power of Holder, and each Guarantor agrees that all of its obligations under this Guaranty are independent of the obligations of Maker and that a separate action may be brought against Guarantors whether or not an action is commenced against Maker.

This Guaranty shall inure to the benefit of Holder, Holder’s successors and assigns, and the owners and holder of the Note.

The obligations under this Guaranty shall be construed in accordance with the laws of the State of Florida and shall bind the heirs, executors, legal representatives, successors and assigns of the undersigned. Venue for any action in connection with this Guaranty shall be the same as provided for in the Note.

REMAINDER OF THE PAGE LEFT BLANK INTENTIONALLY

DATED EFFECTIVE the      day of January, 2015.

Witnesses:	“GUARANTORS”:

LM FUNDING, LLC
a Florida limited liability company
Printed Name:

By:
Printed Name:	Carol Linn Gould, Manager

Printed Name:
By:
Frank C. Silcox, Manager
Printed Name:

Printed Name:

Carol Linn Gould, Individually
Printed Name:

Printed Name:
Bruce M. Rodgers, Individually

Printed Name:

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